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                                                                    Exhibit 10.1



                                   SECOND AMENDMENT

                            Dated as of September 26, 1997

         This SECOND AMENDMENT among The Donna Karan Company, a New York general partnership, The Donna Karan Company Store, G.P., a New York general partnership, Donna Karan Studio, a New York general partnership, and DK Footwear Partners, a New York general partnership (collectively, the "Borrowers"), the financial institutions from time to time parties thereto as lenders (the "Lenders"), the financial institutions from time to time parties thereto as issuing banks (the "Issuing Banks"), Citibank, N.A., in its capacity as administration agent for the Lenders and the Issuing Banks (the "Administrative Agent"), The Chase Manhattan Bank and Nationsbank, N.A., in their capacity as co-agents (the "Co-Agents").

                               PRELIMINARY STATEMENTS:

         (1) The Borrowers, the Lenders, the Issuing Banks, the Co-Agents and the Administrative Agent have entered into an Amended and Restated Credit Agreement dated as of May 30, 1997 (the "Credit Agreement"). Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

         (2) The Borrowers and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

         (a) The definition for "Applicable Fixed Rate Margin" in Section 1.01 of the Credit Agreement is amended in full to read as follows:

         "APPLICABLE FIXED RATE MARGIN" means initially a rate equal to 2.25% per annum until the last day of the first fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the second fiscal


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         quarter of 1998, based upon the Fixed Charge Coverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:

         If the Fixed Charge                Applicable Fixed
         Coverage Ratio is:                 Rate Margin
         -------------------                ----------------

         Less than 3.0                           2.25%

         Greater than or equal to
         3.0 but less than 4.0                   1.75%

         Greater than or equal to
         4.0 but less than 5.0                   1.50%.

         Greater than or equal to
         5.0 but less than 6.0                   1.25%

         Greater than or equal to
         6.0                                     1.00%."

         (b)  The definition for "Applicable Floating Rate Margin" in Section
    1.01 of the Credit Agreement is amended in full to read as follows:

         "APPLICABLE FLOATING RATE MARGIN" means initially a rate equal to 1.00% per annum until the last day of the first fiscal quarter of 1998. Thereafter, such rate will fluctuate quarterly on the first day of each fiscal quarter, commencing with the second fiscal quarter of 1998, based upon the Fixed Charge Coverage Ratio for the preceding twelve-month period, calculated as of the last day of such preceding twelve-month period, as set forth below:




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         If the Fixed Charge                Applicable Floating
         Coverage Ratio is:                 Rate Margin
         -------------------                -------------------

         Less than 3.0                           1.0000%

         Greater than or equal to
         3.0 but less than 4.0                   0.5000%

         Greater than or equal to
         4.0 but less than 5.0                   0.2500%.

         Greater than or equal to
         5.0 but less than 6.0                   0.1875%

         Greater than or equal to
         6.0                                     0.1250%"

         (c) Clause (b) in the definition for "Borrowing Base" in Section 1.01 of the Credit Agreement is amended in full to read as follows:

         "(b) up to eighty percent (80%) of Eligible Receivables (other than those Eligible Receivables described in clause (a) of this definition) LESS such reserves as the Administrative Agent, in its sole discretion, deems appropriate PLUS"

         (d) Section 1.03 of the Credit Agreement is amended in full to read as follows:

         "1.03. ACCOUNTING TERMS. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. For purposes of calculating the financial covenants herein, (i) the leases of the Borrowers with respect to their computer equipment shall be treated as operating leases in accordance with Borrowers' past practices and (ii) any gain or loss that results from the sale of the beauty division shall not be taken into account."

         (e) Subsection (e) of Section 7.01 of the Credit Agreement is amended in full to read as follows:



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         "(e) BUDGETS; BUSINESS PLANS; FINANCIAL PROJECTIONS.  As soon as practicable and in any event not later than (i) June 30, 1997 with respect to Fiscal Year 1997, (ii) December 1, 1997 with respect to Fiscal Year 1998 and (iii) with respect to each Fiscal Year thereafter, thirty (30) days after the beginning of each such fiscal year of Donna Karan International, (A) a monthly budget for such Fiscal Year; (B) an annual business plan for such Fiscal Year, substantially in the form of the business plan heretofore delivered to the Administrative Agent and the Lenders, accompanied by a report reconciling all changes and departures from the business plan delivered to the Administrative Agent and the Lenders for the preceding Fiscal Year and (C) a consolidated and consolidating plan and financial forecast, prepared in accordance with Donna Karan International's normal accounting procedures applied on a consistent basis, for each succeeding Fiscal Year until the Commitment Termination Date, including, without limitation, (I) a forecasted consolidated balance sheet, and the related consolidated statements of income, stockholders' equity and cash flows of Donna Karan International and its Subsidiaries for and as of the end of such Fiscal Year, and the forecasted consolidating statements of income of each Borrower for such Fiscal Year, (II) forecasted consolidated balance sheets, and the related consolidated statements of income, stockholders' equity and cash flows of Donna Karan International and its Subsidiaries for and as of the end of each fiscal month of such Fiscal Year, and the forecasted consolidating statements of income of each Borrower for and as of the end of each fiscal month of such Fiscal Year, (III) the amount of forecasted Capital Expenditures for such Fiscal Year and (IV) forecasted compliance with the provisions of
         ARTICLE X."

         (f) Subsection (a) of Section 7.02 of the Credit Agreement is amended in full to read as follows:

         "(a) The Borrowers shall provide the Administrative Agent and each Lender with a Borrowing Base Certificate, certified as being true and correct by the Borrowers' chief financial officer, controller or any



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         other officer acceptable to the Administrative Agent, (i) with respect to the period from September 26, 1997 to January 30, 1998, on the seventh Business Day following the last day of each week and (ii) with respect to all time thereafter, on the seventh Business Day following the last day of each fiscal month, or more frequently if requested by the Administrative Agent. Each subsequent Borrowing Base Certificate shall be based upon, with respect to Receivables and Inventory, information as of the last day of the immediately preceding week or fiscal month, as the case may be. Each such Borrowing Base Certificate shall set forth Borrowing Base calculations since the date of the last prior Borrowing Base Certificate and shall include a weekly summary aging of Receivables or monthly summary aging of Receivables, as the case may be, a weekly or monthly schedule, as the case may be, of each category of Eligible Inventory and all Eligible Inventory that has become ineligible, specifying the applicable category of ineligibility and such other information as the Administrative Agent may request from time to time."

         (g) Article VIII of the Credit Agreement is amended by adding at the end thereof a new section to read as follows:

         "8.13.   AVAILABILITY.  The Borrowers shall have at all times
         Availability in an amount of at least $10,000,000; PROVIDED, HOWEVER, that the Borrowers shall be permitted to have Availability in an amount of less than $10,000,000 for a period of not more than five consecutive days."

         (h) Subsection (vii) of Section 9.01 of the Credit Agreement is amended in full to read as follows:

         "(vii) Accommodation Obligations in respect of performance guaranties made by Donna Karan International (A) on behalf of any of its Subsidiaries or Donna Karan Japan K.K. in an aggregate amount not to exceed $10,000,000 at any one time outstanding or (B) on behalf of Donna Karan Studio and The Donna Karan Company in connection with the sale of the beauty division in an aggregate amount not to exceed



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         $21,000,000 plus the amount of the indemnities owing by Donna Karan
         Studio and The Donna Karan Company relating thereto;"

         (i) Section 9.01 of the Credit Agreement is amended by deleting the period at the end of subsection (viii) and substituting therefor "; and" and by adding at the end thereof a new subsection (ix) to read as follows:

         "(ix) subordinated indebtedness in an approximate amount of $6,500,000 incurred by Donna Karan Studio owing to Donna Karan individually containing terms and conditions satisfactory to the Agent.

         (j) Section 9.03 of the Credit Agreement is amended by deleting the period at the end of subsection (vi) and substituting therefor "; and" and by adding at the end thereof a new subsection (vii) to read as follows:

         "(vii) the Lien of any financial institution in the computer hardware of the Donna Karan Group in connection with such financial institution's refinancing of the Indebtedness secured by such property."

         (k) Subsection (vii) of Section 9.08 of the Credit Agreement is amended in full to read as follows:

         "(vii) the on-going royalty fees payable to Gabrielle Studio, Inc. pursuant to the terms of the License Agreement, PROVIDED, HOWEVER, that the royalty fees payable in November 1997 shall be payable in cash only to the extent that an equivalent amount is made available to Donna Karan Studio on a subordinated basis as permitted in Section 9.01(ix);"

         (l) Article IX of the Credit Agreement is amended by adding at the end thereof a new section to read as follows:

         "9.18.   MAXIMUM CREDIT.  The Borrowers shall not permit, at any time during the periods set forth below, the sum of (i) the Revolving Credit Obligations at such time PLUS (ii) the amount of the Foreign Exchange Exposure at such time PLUS (iii) the amount of the



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         Obligations at such time attributable to corporate credit cards or cash management functions, including Automated Clearing House (ACH) functions, performed by Citibank, to EXCEED the amount set forth opposite such Period:

              Period                        Amount
              ------                        ------

              September 1-30, 1997          $120,000,000
              October 1-31, 1997            $120,000,000
              November 1-30, 1997           $120,000,000
              December 1, 1997 to
                 January 19, 1998           $115,000,000
              January 20-30, 1998           $ 75,000,000
              All times thereafter          $ 60,000,000"

         (m) Section 10.01 of the Credit Agreement is amended by adding a PROVISO at the end thereof that reads as follows:

         "PROVIDED, HOWEVER, that (i) for all times during the period from September 26, 1997 to January 30, 1998, the Adjusted Net Worth of Donna Karan International and its Subsidiaries on a consolidated basis shall not be less than $140,000,000 and (ii) as of January 31, 1998, Borrowers shall be in compliance with the Adjusted Net Worth requirements for the fourth fiscal quarter of 1997 as set forth above."

         SECTION 2. WAIVERS. The Lenders hereby waive, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, compliance by the Borrowers with the provisions of Sections 10.02, 10.03, 10.04 and 10.05 of the Credit Agreement during the period from the date hereof until January 30, 1998; PROVIDED, HOWEVER, that as of January 31, 1998, the Borrowers shall be in compliance with the provisions of such Sections for the fourth fiscal quarter of 1997.

         SECTION 3. CONDITIONS OF EFFECTIVENESS. This Second Amendment shall become effective when (i) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrowers and the Requisite Lenders and (ii) the Borrowers shall have paid to the Agent for the benefit of each


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Lender that has executed this Amendment, a fee equal to 0.125% of such Lender's
Commitment.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each Borrower represents and warrants as follows:

         (a) After giving effect to this Second Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents shall be true in all material respects.

         (b) After giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing.

         (c) As of the date hereof, no material adverse change shall have occurred in the condition (financial or otherwise), performance, properties, operations or prospects of the Borrowers or Donna Karan International and its Subsidiaries, taken as a whole, since December 29, 1996 except as publicly disclosed prior to September 26, 1997.

         SECTION 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) Upon the effectiveness of this Second Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

         (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein,



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operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         SECTION 6. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 7. GOVERNING LAW. This Second Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.






























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         IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be executed as of the date first above written.


                             THE DONNA KARAN COMPANY

                             By:  Donna Karan International Inc., a general
                                  partner


                             By: /s/
                                -------------------------------------
                                Title:
                                      -------------------------------



                             DONNA KARAN STUDIO

                             By:  Donna Karan International Inc., a general
                                  partner


                             By: /s/
                                -------------------------------------
                                Title:
                                      -------------------------------


                             THE DONNA KARAN COMPANY STORE, G.P.

                             By:  Donna Karan International Inc., a general
                                  partner


                             By: /s/
                                -------------------------------------
                                Title:
                                      -------------------------------


                             DK FOOTWEAR PARTNERS

                             By:  Donna Karan International Inc., a general
                                  partner


                             By: /s/
                                -------------------------------------



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                                Title:
                                      -------------------------------


                             CITIBANK, N.A., as Administrative Agent
                                  and Lender


                             By: /s/
                                --------------------------------------
                                Vice President



                             THE CHASE MANHATTAN BANK, as Co-Agent
                                   and Lender


                             By: /s/
                                --------------------------------------
                                Vice President


                             NATIONSBANK N.A., as Co-Agent and Lender


                             By: /s/
                                --------------------------------------
                                Vice President


                             BANKBOSTON N.A.


                             By: /s/
                                --------------------------------------
                                Vice President


                             UNION BANK OF CALIFORNIA


                             By: /s/
                                --------------------------------------
                                Vice President




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